UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2014

MERCER INTERNATIONAL INC.

(Exact name of Registrant as specified in its charter)

Washington	000-51826	47-0956945
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8

(Address of principal executive office)

(604) 684-1099

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

Mercer International Inc. (the “Company”) held its 2014 Annual Meeting of Shareholders on May 30, 2014. At this meeting, shareholders were requested to: (1) elect a board of directors; (2) ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2014; (3) approve a non-binding advisory vote on executive compensation; and (4) approve the amendment to the Mercer International Inc. 2010 Stock Incentive Plan to increase the number of shares of the Company’s common stock available for issuance under such plan, all of which were described in more detail in the Company’s 2014 Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 24, 2014. The results of the voting on the matters submitted to the Company’s shareholders are as follows:

Proposal 1:	Election of directors to hold office for the ensuing year.

All of the eight nominees for the Company’s board of directors were elected, and the voting results are set forth below:

	For	Withheld	Abstentions and Broker Non-Votes
Jimmy S.H. Lee	38,566,570	148,809	5,005,041
William D. McCartney	38,568,570	146,809	5,005,041
Eric Lauritzen	38,568,570	146,809	5,005,041
Graeme A. Witts	38,567,070	148,309	5,005,041
Bernard Picchi	38,564,270	151,109	5,005,041
James Shepherd	38,568,570	146,809	5,005,041
R. Keith Purchase	38,568,570	146,809	5,005,041
Nancy Orr	38,567,970	147,409	5,005,041

Proposal 2:	Ratification of Selection of Independent Auditors.

The selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal year 2014 was ratified and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
43,588,031	62,304	70,085	0

Proposal 3:	Advisory Vote on Executive Compensation.

The non-binding resolution on executive compensation was approved and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
38,196,671	447,916	70,792	5,005,041

Proposal 4:	Approval of the Amendment to the Mercer International Inc. 2010 Stock Incentive Plan To Increase the Number of Shares of Common Stock Available for Issuance under such Plan

The amendment to the Mercer International Inc. 2010 Stock Incentive Plan to increase the number of shares of the Company’s common stock available for issuance under such plan was approved and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
38,193,890	490,981	30,508	5,005,041

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

/s/ David M. Gandossi
David M. Gandossi
Chief Financial Officer

Date: June 2, 2014